 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard, Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 20, 2025, Broadway Financial Corporation (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the periodic financial reporting requirements set forth in Nasdaq Listing Rule 5250(c)(1) (“Rule 5250(c)(1)”) for continued listing on The Nasdaq Capital Market because its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Q3 Form 10-Q”) was not filed within the time period prescribed by the Securities and Exchange Commission (“SEC”) rules.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market, and the Company currently expects to regain compliance in the near future.

As previously disclosed on the Company’s Form 12b-25 filed with the SEC on November 14, 2025, the Company was unable to complete and timely file the Q3 Form 10-Q due to the evaluation of its sold loan participation accounting in accordance with Accounting Standards Codification Topic 860 and its impact to the consolidated financial statements. As a result of this delay, the Company requires additional time to fully complete its review of the financial statements for the quarter ended September 30, 2025 for adequate disclosure of the information required to be included in the Q3 Form 10-Q.

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2025, the Company received an extension from Nasdaq to February 16, 2026 (the “Extension Deadline”) for the Company to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. As a result, any additional Nasdaq exception to allow the Company to regain compliance with all delinquent filings, including the Q3 Form 10-Q, will be limited to the Extension Deadline. Nasdaq has provided the Company until December 8, 2025 to submit an updated plan to regain compliance with Rule 5250(c)(1). If Nasdaq accepts the Company’s updated plan, then Nasdaq may grant the Company up to the Extension Deadline for filing the Q3 Form 10-Q to regain compliance.

The Company expects to provide the updated compliance plan to Nasdaq and to file the Q3 Form 10-Q as promptly as reasonably practicable.

Item 7.01 Regulation FD Disclosure.

On November 24, 2025, the Company issued a press release regarding its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Cautionary Statement Regarding Forward-Looking Information

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s beliefs and expectations relating to the submission of its updated plan to regain compliance with Rule 5250(c)(1) and the filing of the Q3 Form 10-Q. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual outcomes to differ materially from the outcomes expressed or implied by this report. Such risks include, among others, Nasdaq rejecting the Company’s updated plan to regain compliance or a material delay in the Company’s financial reporting. All such factors are difficult to predict and may be beyond the Company’s control. The Company undertakes no obligation and does not intend to update or revise any forward-looking statements contained herein, except as required by law or regulation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
99.1	Press Release, dated November 25, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025	BROADWAY FINANCIAL CORPORATION

	By:	/s/ Zack Ibrahim
Name: Zack Ibrahim
Title: Chief Financial Officer